UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2018

Medley Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

280 Park Avenue, 6th Floor East, New York, NY 10017
(Address of principal executive offices) (Zip Code)

(212) 759-0777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events
This Current Report on Form 8-K (this "Current Report") is being filed by Medley Management Inc. (the "Company") to retrospectively adjust certain items contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on March 29, 2018 (the "2017 Form 10-K") to reflect management's retrospective application of an accounting policy change for the Company's performance fees earned which represent a capital allocation to the general partner or investment manager ("Carried Interest") under ASC 323, Investments - Equity Method and Joint Ventures. As a result of this change in accounting policy, certain amounts previously presented in our 2017 Form 10-K have been reclassified. Carried Interest was reclassified from performance fees to investment income along with capital-based allocations of income and losses from our equity method investments, which were previously classified under other income (expense), net on the consolidated statements of operations. On the Company's consolidated balance sheet as of December 31, 2017, receivable amounts related to such performance fees were reclassified from performance fees receivable to investments, at fair value. As of December 31, 2016, there were no receivable amounts related to Carried Interest. There were no changes to the income and loss allocations from our equity method investments, which are still included within investments, at fair value. These reclassifications had no net effect on the reported consolidated statements of operations or consolidated balance sheets for any period.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Item 6, Form 10K - Selected Financial Data
Item 7, Form 10K - Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 8, Form 10K - Financial Statements and Supplementary Data

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.
By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: November 6, 2018